SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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ASSEMBLY BIOSCIENCES, INC.

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on May 30, 2018. Meeting Information ASSEMBLY BIOSCIENCES, INC. Meeting Type: Annual Meeting For Stockholders as of the close of business on: April 5, 2018 Date: May 30, 2018 Time: 8:00 AM EDT Location: Assembly Biosciences, Inc. 11711 N. Meridian Street, Suite 310 Carmel, IN 46032 You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. E42792-P00930 Assembly Biosciences, Inc. 11711 N. Meridian Street, Suite 310 Carmel, IN 46032 See the reverse side of this notice to obtain proxy materials and voting instructions.

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: 1. Notice and Proxy Statement 2. Annual Report on Form 10-K 3. Proxy Card How to View Online: Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line. g XXXX XXXX XXXX XXXX E42793-P00930 g XXXX XXXX XXXX XXXX Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 16, 2018 to facilitate timely delivery. How To Vote Please Choose One of the Following Voting Methods Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet or Telephone: To vote now by Internet or by telephone, go to www.proxyvote.com or call the phone number specified on your proxy card, as applicable. Have the information that is printed in the box marked bythe arrow (located on the following page) available and follow the instructions. Thedeadline to vote by Internet or by telephone is 11:59 P.M. Eastern Time on Tuesday, May 29, 2018. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. The marked, signed and dated proxy card must be received by May 29, 2018. g XXXX XXXX XXXX XXXX

Voting Items 1. Election of Directors The Board of Directors recommends you vote FOR all nominees. Nominees: 01) Anthony E. Altig 02) Mark Auerbach 03) Richard D. DiMarchi, Ph.D. 04) Myron Z. Holubiak 05) Helen S. Kim 06) Alan J. Lewis, Ph.D. 07) Susan Mahony, Ph.D. 08) William R. Ringo, Jr. 09) Derek A. Small The Board of Directors recommends you vote FOR proposals 2, 4, 5, 6, and 7 and for ONE YEAR for proposal 3. 2. Approval, on a non-binding advisory basis, of our named executive officers' compensation. 3. Vote, on a non-binding advisory basis, on the frequency of future advisory votes to approve our named executive officers' compensation. 4. Ratification of the selection of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2018. E42794-P00930 5. Amendment and restatement of our Third Amended and Restated Certificate of Incorporation, as amended, to increase the authorized number of shares of common stock from 50,000,000 to 100,000,000. 6. Approval of the Assembly Biosciences, Inc. 2018 Stock Incentive Plan. 7. Approval of the Assembly Biosciences, Inc. 2018 Employee Stock Purchase Plan. NOTE: Your proxy holder will also vote in their discretion upon such other matters that may properly come before the meeting or any adjournment or postponement thereof.